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                                                                    Exhibit 10-3
                            RGS ENERGY GROUP, INC.
                    ROCHESTER GAS AND ELECTRIC CORPORATION

                               February 21, 2001



Mr. Michael T. Tomaino
Rochester Gas and Electric Corporation
89 East Avenue
Rochester, NY  14649

Dear Mike:

          Reference is made to the Severance Agreement made effective as of April 26, 2000 (the "Current Severance Agreement"), by and among you, RGS Energy Group, Inc. (the "Company") and Rochester Gas and Electric Corporation (the "Subsidiary"). Capitalized terms not otherwise defined in this letter have the same meanings as in the Severance Agreement. This letter is intended to clarify certain aspects and provisions of the Current Severance Agreement, and, when executed by you, shall constitute an amendment to such agreement.

          1.   [Prior Severance Agreement Superseded. You hereby agree that the
               -------------------------------------
Current Severance Agreement superseded that certain Severance Agreement, made effective as of January 18, 1999, by and between you and the Subsidiary.

          2.   ]Definition of "Annual Salary" Clarified. Paragraph 4(a) of the
               ---------------------------------------
Current Severance Agreement is hereby amended by deleting the current text thereof and replacing it with the following:

                    "Annual Salary" shall, as determined on the Termination Date, be equal to the sum of:

                         (i)  the greater of (A) the highest base
                              salary paid or payable to the Employee
                              with respect to any twelve (12)
                              consecutive month period, as selected
                              by the Employee, during the three
                              years ending with the Termination Date
                              and (B) the Employee's base salary as
                              in effect on the Termination Date
                              (without regard to any reduction
                              giving rise to a Change in Duties
                              hereunder); and
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                  (ii)   the greater of (A) the Executive
                         Incentive Plan ("EIP")bonus for the
                         Employee's final year of employment
                         and (B) the average of the EIP bonuses
                         for the three years prior to the
                         Termination Date.

     3.   Additional Benefits Upon an Involuntary Termination. The following
          ---------------------------------------------------
language shall be inserted at the beginning of paragraph 6 of the Current Severance Agreement prior to subparagraph (a) thereof:

                    In addition to the severance payment
               provided in paragraph 3 hereof, the Employee shall be entitled to the following benefits in the event of an Involuntary Termination of the Employee's employment by the Company or any subsidiary or successor of the Company occurring within three years after a Change of Control:

     4.   No Rights to Other Severance.  Paragraph 6(d) of the Current
          ----------------------------
Severance Agreement is hereby amended by inserting the following at the end thereof:

               ; provided, however, that the Employee shall not
                 --------  -------
               be entitled to any severance payments or benefits under any severance plan except as provided herein

     5.   Incentive Compensation.  Paragraph 6(e) of the Current Severance
          ----------------------
Agreement is hereby amended by (a) inserting the term "equity-based" before the word "award" and "awards" where they appear in such paragraph, (b) inserting the parenthetical "(whether granted before, on or following a Change of Control and whether granted by RGS or a successor, parent or other affiliate of RGS)" after the words "previously made" in such paragraph, and (c) inserting the following additional sentence at the end thereof.

               The Employee shall be paid a pro rata bonus for the year of termination under the EIP or any other annual incentive bonus plan then applicable to the Employee, which pro rata bonus shall be determined following the close of the relevant fiscal year based on actual performance for such year and shall be paid at the same time as bonuses are generally paid to

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               other executives of the Company; provided, that
                                                --------
               such pro rata bonus shall be reduced but not below zero, by the amount of any bonus under any such plan previously paid to the Employee with respect to the same year.


               Please execute both copies of this letter in the space provided below and return one fully executed copy to Michael T. Tomaino by February 23, 2001.


                                        RGS ENERGY GROUP, INC.


                                        By: /s/ T. S. Richards
                                            --------------------------------
                                            Name:   Thomas S. Richards
                                            Title:  Chairman, President and
                                                    Chief Executive Officer


                                        ROCHESTER GAS AND ELECTRIC CORPORATION


                                        By: /s/ David C. Heiligman
                                            --------------------------------
                                            Name:   David C. Heiligman
                                            Title:  Vice President and
                                                    Corporate Secretary


ACKNOWLEDGED AND AGREED:


/s/ M. T. Tomaino
------------------------
    Michael T. Tomaino

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